                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2

                                                                                   FROM  JUNE 16, 1997
                                                                            ----------------------------------
                                                                                    TO JULY 15, 1997
                                                                            ----------------------------------
                                                                             FIXED RATE        VARIABLE RATE
                                                             TOTAL              GROUP               GROUP
                                                        ---------------     --------------     ---------------
(i)    AVAILABLE PAYMENT AMOUNT......................    8,622,415.86       5,860,091.31       2,762,324.55
        Portions subject to bankruptcy...............            0.00
(ii)   CLASS A-1 PRINCIPAL BALANCE (Beginning).......   65,666,000.00
       CLASS A-2 PRINCIPAL BALANCE (Beginning).......   31,292,000.00
       CLASS A-3 PRINCIPAL BALANCE (Beginning).......   78,535,000.00
       CLASS A-4 PRINCIPAL BALANCE (Beginning).......   62,228,000.00
       CLASS A-5 PRINCIPAL BALANCE (Beginning).......   86,789,000.00
       CLASS A-6 PRINCIPAL BALANCE (Beginning).......   22,646,000.00
       CLASS A-7 PRINCIPAL BALANCE (Beginning).......   72,769,000.00
       CLASS A-8 PRINCIPAL BALANCE (Beginning).......   33,034,000.00
       CLASS A-9 PRINCIPAL BALANCE (Beginning).......   50,300,000.00
       CLASS A-10 PRINCIPAL BALANCE (Beginning)......  185,620,000.00
       POOL PRINCIPAL BALANCE (Beginning)............  688,879,164.42     503,259,078.07     185,620,086.35

(iii)  MORTGAGES:
       NUMBER OF PRINCIPAL PREPAYMENTS...............              85                63                  22
       PRINCIPAL BALANCE OF MORTGAGES PREPAYING......    4,766,606.34      2,607,244.83        2,159,361.51

(iv)   AMOUNT OF CURTAILMENTS RECEIVED...............       49,061.53         25,076.49           23,985.04
(v)    AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
       MONTHLY PAYMENTS RECEIVED.....................      567,834.34        461,803.21          106,031.13

(vi)   INTEREST RECEIVED ON MORTGAGES................      897,638.36        767,190.38          130,447.98

                                                                                   FROM  JUNE 16, 1997
                                                                            ----------------------------------
                                                                                    TO JULY 15, 1997
                                                                            ----------------------------------
                                                                             FIXED RATE        VARIABLE RATE
                                                             TOTAL              GROUP               GROUP
                                                        ---------------     --------------     ---------------
(vii)      AGGREGATE ADVANCES.......................       4,468,892.63       3,425,508.66       1,043,383.97
(viii)  a. DELINQUENCY INFORMATION (INCLUDES
            BANKRUPTCY & FORECLOSURES & REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER ................................                  55                 34                 21
             PRINCIPALE BALANCE.....................        3,109,876.70       1,559,558.29       1,550,318.41
             % OF PRINCIPAL.........................            0.450000%          0.310000%          0.850000%

           MORTGAGE DELINQUENCIES 60-90 DAYS:
             NUMBER.................................                   3                  2                  1
             PRINCIPAL..............................          117,205.26          40,919.01          76,286.25
             % OF PRINCIPAL.........................            0.020000%          0.010000%          0.040000%

           MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
             NUMBER.................................                   0                  0                  0
             PRINCIPAL..............................                0.00               0.00               0.00
             % OF PRINCIPAL.........................            0.000000%          0.000000%          0.000000%

        b. MORTGAGES IN BANKRUPTCY (TOTAL)
             NUMBER.................................                  18                 12                  6
             PRINCIPAL BALANCE......................          921,192.24         412,752.72         508,439.52
             % OF PRINCIPAL.........................            0.130000%          0.080000%          0.280000%

           BANKRUPTCY MORTGAGE DELINQUENCIES
            (included in (viii) a. above)
            BANKRUPTCY MORTGAGE DELINQUENCIES
             30-59 DAYS:
             NUMBER.................................                  2                   1                  1
             PRINCIPAL BALANCE......................         114,545.58           46,600.75          67,944.83
             % OF PRINCIPAL.........................               0.02%               0.01%              0.04%

           BANKRUPTCY MORTGAGE DELINQUENCIES
            60-90 DAYS:
             NUMBER.................................                  0                   0                  0
             PRINCIPAL BALANCE......................               0.00                0.00               0.00
             % OF PRINCIPAL.........................               0.00%               0.00%              0.00%

           BANKRUPTCY MORTGAGE DELINQUENCIES
            90 DAYS OR MORE:
             NUMBER.................................                  0                   0                  0
             PRINCIPAL BALANCE......................               0.00                0.00               0.00
             % OF PRINCIPAL.........................               0.00%               0.00%              0.00%

         c. MORTGAGES IN FORECLOSURE (TOTAL):
             NUMBER.................................                  0                   0                  0
             PRINCIPAL BALANCE......................               0.00                0.00               0.00
             % OF PRINCIPAL.........................           0.000000%           0.000000%          0.000000%

                                                                                   FROM  JUNE 16, 1997
                                                                            ----------------------------------
                                                                                    TO JULY 15, 1997
                                                                            ----------------------------------
                                                                                 FIXED RATE        VARIABLE RATE
                                                             TOTAL                  GROUP               GROUP
                                                        ---------------        --------------     ---------------

            FORECLOSURE MORTGAGE DELINQUENCIES
             (included in (viii) a. above)
             FORECLOSURE MORTGAGE DELINQUENCIES
             30-59 DAYS:
             NUMBER.................................                0                   0                  0
             PRINCIPAL BALANCE......................             0.00                0.00               0.00
             % OF PRINCIPAL.........................             0.00%               0.00%              0.00%

            FORECLOSURE MORTGAGE DELINQUENCIES
             60-90 DAYS:
             NUMBER.................................                0                   0                  0
             PRINCIPAL BALANCE......................             0.00                0.00               0.00
             % OF PRINCIPAL.........................             0.00%               0.00%              0.00%

            FORECLOSURE MORTGAGE DELINQUENCIES
             90 DAYS OR MORE:
             NUMBER.................................                0                   0                  0
             PRINCIPAL BALANCE......................             0.00                0.00               0.00
             % OF PRINCIPAL.........................             0.00%               0.00%              0.00%

         d. MORTGAGES IN REO (TOTAL-included in
             90 days or more in (viii) a. above):
             NUMBER.................................                0                   0                  0
             PRINCIPAL BALANCE......................             0.00                0.00               0.00
             % OF PRINCIPAL.........................             0.00%               0.00%              0.00%

         e. MORTGAGE LOAN LOSSES....................             0.00                0.00               0.00

(ix)        ENDING CLASS A-1 PRINCIPAL BALANCE......    62,865,125.51
            ENDING CLASS A-2 PRINCIPAL BALANCE......    30,998,828.03
            ENDING CLASS A-3 PRINCIPAL BALANCE......    78,535,000.00
            ENDING CLASS A-4 PRINCIPAL BALANCE......    62,228,000.00
            ENDING CLASS A-5 PRINCIPAL BALANCE......    86,789,000.00
            ENDING CLASS A-6 PRINCIPAL BALANCE......    22,646,000.00
            ENDING CLASS A-7 PRINCIPAL BALANCE......    72,769,000.00
            ENDING CLASS A-8 PRINCIPAL BALANCE......    33,034,000.00
            ENDING CLASS A-9 PRINCIPAL BALANCE......    50,300,000.00
            ENDING CLASS A-10 PRINCIPAL BALANCE.....   183,330,708.67

(x)         WEIGHTED AVERAGE MATURITY OF MORTGAGE
             LOANS..................................       8.41718196       172.38679830        106.53573827
            WEIGHTED AVERAGE MORTGAGE INTEREST
             RATE...................................      10.24376022          10.879066            8.510512

(xi)        SERVICING FEES PAID.....................        51,407.17          42,118.63           9,288.54
            SERVICING FEES ACCRUED..................       330,380.23         242,095.16          88,285.07

(xii)       SECTION 5.04 SERVICER PAYMENTS OR
             REIMBSMTS..............................            0.00

(xiii)      POOL PRINCIPAL BALANCE (ENDING).........  683,495,662.21      500,164,953.54     183,330,708.67

(xiv)       RESERVED

                                                                                   FROM  JUNE 16, 1997
                                                                            ----------------------------------
                                                                                    TO JULY 15, 1997
                                                                            ----------------------------------
                                                                                 FIXED RATE        VARIABLE RATE
                                                             TOTAL                  GROUP               GROUP
                                                        ---------------        --------------     ---------------

(xv)        REIMBURSABLE AMOUNTS:
             TO SERVICER............................            0.00
             TO REPRESENTATIVE......................            0.00
             TO DEPOSITORS..........................            0.00

(xvi)       NUMBER OF MORTGAGES OUTSTANDING
             (BEGINNING)............................          13,285                 11,251                2,034
            NUMBER OF MORTGAGES OUTSTANDING (END)...          13,200                 11,188                2,012

(xvii)      AGGREGATE INTEREST ACCRUED ON THE
             MORTGAGE LOANS.........................    5,645,504.05           4,392,675.57         1,252,828.48

(xviii)     RESERVED

(xviiii)    SUBORDINATED AMOUNT (REMAINING).........   75,776,708.08
            SPREAD ACCOUNT BALANCE (AFTER
             DISTRIBUTIONS).........................    2,076,210.17
            CUMMULATIVE EXCESS SPREAD ACCOUNT
             RECEIPTS...............................            0.00
            EXCESS SPREAD...........................    2,076,210.17           1,384,613.63           691,596.54

(xx)        AGGREGATE MORTGAGE LOAN LOSSES..........            0.00